UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2018 (May 7, 2018)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip Code)

(980) 264-4300

(Registrant’s telephone number, including area code)

207 Mockingbird Lane

Johnson City, Tennessee, 37604

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) is being filed by NN, Inc. (“NN”), to provide the financial statements and pro forma financial information that was not included in the Current Report on Form 8-K filed by NN on May 7, 2018 (the “Original Report”), relating to the acquisition of all of the outstanding capital stock of PMG Intermediate Holding Corporation, a Delaware corporation (“PMG”), pursuant to the Stock Purchase Agreement, dated April 2, 2018, by and among Precision Engineered Products LLC, a Delaware limited liability company, PMG, Paragon Equity LLC, a Delaware limited liability company and, solely for the purposes of Article V and Article XI therein, NN.

The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01, which were not included in the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of PMG as of and for the year ended December 31, 2017, together with the notes thereto and the independent auditors’ report thereon, are filed as Exhibit 99.1 and are hereby incorporated in this Amendment by reference.

The condensed unaudited consolidated financial statements of PMG as of and for the three months ended March 31, 2018, and the notes related thereto, are filed as Exhibit 99.2 and are incorporated in this Amendment by reference.

(b)	Pro Forma Financial Information

NN’s and PMG’s unaudited pro forma condensed combined balance sheet as of March 31, 2018, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and the three months ended March 31, 2018, and the notes related thereto, are filed as Exhibit 99.3 and are hereby incorporated in this Amendment by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of RSM US LLP, independent auditors.

99.1	Audited financial statements of PMG Intermediate Holding Corporation as of and for the year ended December 31, 2017, together with the notes thereto and the independent auditors’ report thereon.

99.2	Condensed unaudited consolidated financial statements of PMG Intermediate Holding Corporation as of and for the three months ended March 31, 2018, and the notes related thereto.

99.3	Unaudited pro forma condensed combined balance sheet of NN, Inc. and PMG Intermediate Holding Corporation as of March 31, 2018, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and the three months ended March 31, 2018, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NN, INC.

Date: June 4, 2018	By:	/s/ Matthew S. Heiter
Matthew S. Heiter
Senior Vice President, General Counsel